ANCHOR ADVANCED PRODUCTS, INC.


              SUPPLEMENTAL EXECUTIVE RETIREMENT BENEFITS AGREEMENT


                     RESTATED AND AMENDED NOVEMBER 25, 1994


         This Agreement is made and entered into effective as of January 1, 1993 by and between ANCHOR ADVANCED PRODUCTS, INC. (the "Corporation") and ____________________ ("Executive").
 Name of Executive

         WHEREAS, in recognition of the Executive's past services to the Corporation and in order to encourage the continuation of the Executive's services in the future, the Corporation desires to provide additional compensation to the Executive upon the Executive's retirement, disability or death;

         NOW, THEREFORE, in consideration of the Executive's continued performance of services and other good and valuable consideration, the receipt of which is hereby acknowledged, the Corporation hereby agrees as follows:

         1. Definitions. Whenever used in this Agreement, the following words and phrases shall have the meanings set forth below, unless a different meaning is plainly required by the context:

                  (a) "Average Social Security Taxable Wage Base" means the average (without indexing) of the maximum limitation on wages taken into account for purposes of computing the Social Security taxes payable with respect to old-age, survivors and disability insurance under Section 3101(a) of the Code (as defined below) in effect for each calendar year during the 35-year period ending with the last day of the calendar year with respect to which such average is calculated.

                  (b) "Cause" means (i) the Executive's continuing willful failure to perform the Executive's duties to the Corporation (other than as a result of total or partial incapacity due to physical or mental illness), (ii) gross negligence or malfeasance by the Executive in the performance of the Executive's duties to the Corporation, or (iii) an act or acts on the Executive's part constituting a felony under the laws of the United States or any State thereof which results or was intended to result directly or indirectly in gain or personal enrichment by the Executive at the expense of the Corporation; provided, however, if cause for termination is defined in an employment agreement between the Corporation and the Executive, then the definition in such agreement shall apply to this Agreement in the place of this definition.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended.

                  (d) "Credited Service" means the total of (i) the years of Benefit Service credited to the Executive under the North American Philips Plan as of May 1, 1990, and (ii) the Executive's years of continuous service with the Corporation beginning May 1, 1990 until the Executive's date of termination.

                  (e) "Early Retirement Date" means the first day of the first month after the Executive both (i) completes 5 years of Credited Service, and
(ii) attains age 55.

                  (f) "Earnings" means, with respect to any calendar year, the total cash compensation paid to the Executive by the Corporation during a calendar year which is currently includible in the Executive's gross income under the Code, but excluding any expense reimbursements, deferred compensation payments, lump sum severance payments, stock options, or any distributions from any long-term incentive plan, or any long-term key- employee compensation program. "Earnings" also shall include employer contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Executive under Section 125 or 402(a)(8) of the Code.

                  (g) "Final Average Earnings" means the average of the Executive's annual Earnings of the five years, selected from the last ten calendar years in which the Executive has Credited Service, which produces the highest annual average. If the Executive's actual period of Credited Service is less than five years, all years will be used.

                  (h) "Normal Retirement Benefit" means the benefit determined in accordance with Section 2 of this Agreement.

                  (i) "Normal Retirement Date" means the first day of the month next following the Executive's 65th birthday.

                  (j) "North American Philips Plan" means the North American Philips Corporation Pension Plan for Salaried Employees as in effect on May 1, 1990.

                  (k) "Projected Normal Retirement Benefit" means the Normal Retirement Benefit, but modified so that (i) the years of Credited Service used to calculate such benefit take into account the years of Credited Service the Executive would earn assuming the Executive remains employed by the Corporation until the Executive's Normal Retirement Date and (ii) the Executive's Final Average Earnings and Average Social Security Taxable Wage Base used to calculate such benefit are projected to the Executive's Normal Retirement Date, using the methods and assumptions used from time to time for such purposes under the Anchor Advanced Products, Inc. Pension Plan for Salaried Employees. [This term is not defined in Form C]

         2. Normal Retirement Benefit. The Normal Retirement Benefit under this Agreement shall be an amount payable for the life of the Executive equal to one-twelfth

(1/12th) of the amount determined under (a) of this Section 2, as reduced by the amount described in (b) of this Section 2.

                  (a) The greater of the amount determined under Formula 1 or Formula 2, below:

            FORMULA 1:
            ----------

            Years of                  X        1.0%     X        Final Average
            Credited Service                                     Earnings
            (to a maximum of 43)

                                               PLUS

            Years of                  X        0.6%     X        Final Average
            Credited Service                                     Earnings Above
            (to a maximum of 35)                                 the Average
                                                                 Social Security
                                                                 Taxable Wage
                                                                 Base

            FORMULA 2:
            ----------

            Years of                  X        1.1%     X        Final Average
            Credited Service                                     Earnings
            (to a maximum of 43)


                  (b) The Executive's vested accrued benefit under the North American Philips Plan and any defined benefit plan maintained by the Corporation as computed (i) without regard to whether distribution of such benefit has commenced, (ii) at the time benefits become payable to the Executive under this Agreement, and (iii) in the form of single life annuity payable in annual installments in accordance with the assumptions and methods used under such plan.

         3. Payment of Retirement Benefits. Except as otherwise provided in this Agreement, the Normal Retirement Benefit calculated under Section 2, above, shall be payable to the Executive following the termination of the Executive's employment for any reason other than Cause only as follows:

                  (a) Normal or Postponed Retirement. If the Executive's employment with the Corporation terminates on or after the Executive's Normal Retirement Date, a monthly amount equal to the Normal Retirement Benefit shall be payable to the Executive commencing as of the first day of the month next following such termination.


                  (b) Rule of 85 Early Retirement. If the Executive's employment with the Corporation terminates on or after the Executive's Early Retirement Date but before the Executive's Normal Retirement Date, and the sum of the Executive's attained age plus years of Credited Service totals 85 or more on such date, a monthly amount equal to the Normal Retirement Benefit shall be payable to the Executive commencing as of the first day of the month next following such termination.

                  (c) Other Termination of Employment. If the Executive's employment with the Corporation terminates under circumstances which do not satisfy the conditions for payment of benefits described in (a) or (b) of this
Section 3, and the Executive

                      (i) voluntarily terminates employment on or after the Executive's completion of 5 years of Credited Service, or

                      (ii) is terminated by the Corporation for any reason other than Cause or death,

then benefits shall be payable under this Agreement to the Executive commencing as of the first day of the month next following the latest of the Executive's termination date, Early Retirement Date, or the date on which benefit payments are scheduled to begin to the Executive under any plan described in Section 2(b) above. Such benefits shall be payable monthly in an amount equal to the Normal Retirement Benefit as reduced by 0.5% times the number of months from the date payments are scheduled to begin until the Executive's Normal Retirement Date.

                  (d) Spousal Survivor Benefit. In lieu of the payment of the Normal Retirement Benefit payments provided in Section 3(a) to (c) above and in lieu of the application of Section 4(b) in its entirety, the Executive may elect to receive, at the times set forth under Sections 3(a) to (c), above, payments in accordance with this Section 3(d). An election to receive payments in accordance with this Section 3(d) must be made in writing no later than the later of (A) the 60th day preceding the Executive's termination of employment, or (B) the last day of any shorter notice period of termination provided by the Corporation. Any payments to be made under this Section 3(d) after the last to survive of the Executive and the Executive's spouse, will be made, if the Executive is the last survivor, in the manner set forth in Section 4(c) or, if the spouse is the last survivor, in monthly payments to the estate of the spouse. The election under this Section 3 is subject to approval by the Corporation and is to be in such form as prescribed by the Corporation.

                      (i) Form. Under the election described above, the monthly retirement benefit otherwise payable to the Executive during the Executive's lifetime will be reduced in accordance with the table set forth in Section 3(d)(iv) below and a percentage of such reduced monthly benefit equal to 50%, 66-2/3%, 75% or 100% (as elected by the Executive and approved by the Corporation) will be paid after the Executive's death to the surviving spouse of the Executive for such spouse's lifetime. Payment to the surviving spouse will begin with the first day of the month next following that in which the Executive's death occurs. All payments under Section 3(d) will be guaranteed for a 120-month period commencing with the month such payments begin under the terms of this Agreement in an amount equal to the monthly amount payable to the last surviving annuitant.

                      (ii) Death Before Payment. If the Executive, having elected with the Corporation's approval the survivor form described in Section 3(d)(i), dies on or after the Executive's Early Retirement Date, and after the Executive's termination of employment, but before retirement payments under this Agreement had begun, such payments will be made to the surviving spouse as though the Executive had begun to receive payments under this Agreement on the day before the Executive's death.

                      (iii) Spouse; Death of Spouse. For purposes of this
Section 3(d), the spouse of the Executive will be the spouse to whom the Executive is lawfully wedded on the earlier of the date of the Executive's death or the date benefit retirement payments under this Agreement to the Executive begin. In the event of the simultaneous death of the Executive and the Executive's spouse, the spouse will be deemed to have survived the Executive. If such spouse dies:

                            (A) before the date on which payments are to begin
under this Agreement, the retirement benefit payable to the Executive will be the same as if no election had been made under this Section, or

                            (B) after benefit payments begin under this
Agreement, the retirement benefit to the Executive shall continue reduced as if such death had not occurred, and, upon the Executive's death, except for any remaining payments to be made under the guaranty of 120 monthly payments in
Section 3(d)(i), above, no further benefits will be paid hereunder.

                      (iv) Table. The amount of reduced benefit payable under this Section 3(d) will be determined by multiplying the monthly retirement benefit payable to the Executive, as though this Section were not applicable, by the appropriate factor from the following table:


                  Percentage to be continued
                  to surviving spouse................    50%      66-2/3%    75%      100%

                  1.  Factor before reflecting


                                      - 5 -



                      adjustment, if any, for
                      difference in ages.............    .9500    .9200      .9000    .8600

                  2.  Adjustment (reduction)
                      for each full year in excess
                      of five years that the
                      surviving spouse is younger
                      than the Executive.............    .0050    .0067      .0075    .0100

                  3.  Adjustment (increase) for
                      each full year in excess
                      of five year that the surviving
                      spouse is older than
                      the Executive .................    .0050    .0067      .0075    .0100


[Form B (d) Spousal Survivor Benefit. In lieu of the payment of the Normal Retirement Benefit payments provided in Section 3(a) to (c) above and in lieu of the application of Section 4(b) in its entirety, the Executive may elect to receive, at the times set forth under Sections 3 (a) to (c), above, payments in accordance with this Section 3(d). An election to receive payments in accordance with this Section 3(d) must be made in writing no later than the later of (A) the 60th day preceding the Executive's termination of employment, or (B) the last day of any shorter notice period of termination provided by the Corporation. Such election is subject to approval by the Corporation and is to be in such form as prescribed by the Corporation.

                      (i) Form. Under the election described above, the monthly retirement benefit otherwise payable to the Executive during the Executive's lifetime will be reduced in accordance with the table set forth in Section 3(d)
(iv) below and a percentage of such reduced monthly benefit equal to 50%, 66-2/3%, 75% or 100% (as elected by the Executive and approved by the Corporation) will be paid after the Executive's death to the surviving spouse of the Executive for such spouse's lifetime. Payment to the surviving spouse will begin with the first day of the month next following that in which the Executive's death occurs.

                      (ii) Death Before Payment. If the Executive, having elected with the Corporation's approval the survivor form described in Section 3(d)(i), dies on or after the Executive's Early Retirement Date, and after the Executive's termination of employment, but before retirement payments under this Agreement had begun, such payments will be made to the surviving spouse as though the Executive had begun to receive payments under this Agreement on the day before the Executive's death.

                      (iii) Spouse; Death of Spouse. For purposes of this
Section 3(d), the spouse of the Executive will be the spouse to whom the Executive is lawfully wedded on the earlier of the date of the Executive's death or the date benefit retirement payments under this Agreement to the Executive begin. If such spouse dies:

                            (A) before the date on which payments are to begin
under this Agreement, the retirement benefit payable to the Executive will be the same as if no election had been made under this Section, or

                            (B) after benefit payments begin under this
Agreement, the retirement benefit to the Executive shall continue reduced as if such death had not occurred, and, upon the Executive's death, no further benefits will be paid hereunder.

                      (iv) Table. The amount of reduced benefit payable under this Section 3(d) will be determined by multiplying the monthly retirement benefit payable to the Executive, as though this Section were not applicable, by the appropriate factor from the following table:


         Percentage to be continued
         to surviving spouse................          50%          66-2/3%     75%         100%

         1.   Factor before reflecting
              adjustment, if any, for
              difference in ages                      .9500        .9200       .9000       .8600

         2.   Adjustment (reduction) for
              each full year in excess
              of five years that the
              surviving spouse is younger
              than the Executive...............       .0050        .0067       .0075       .0100

         3.   Adjustment (increase) for
              each full year in excess
              of five year that the
              surviving spouse is older
              than the Executive...............       .0050        .0067       .0075       .0100]


[Form C (d) Spousal Survivor Benefit. In lieu of the payment of the Normal Retirement Benefit payments provided in Section 3(a) to (c) above and in lieu of the application of Section 4(b) in its entirety, the Executive may elect to receive, at the times set forth under Sections 3(a) to (c), above, payments in accordance with this Section 3(d). An election to receive payments in accordance with this Section 3(d) must be made in writing no later than the later of (A) the 60th day preceding the Executive's termination of employment, or (B) the last day of any shorter notice period of termination provided by the Corporation. Such election is subject to approval by the Corporation and is to be in such form as prescribed by the Corporation.

                      (i) Form. Under the election described above, the monthly retirement benefit otherwise payable to the Executive during the Executive's lifetime will be reduced in accordance with the table set forth in Section 3(d)
(iv) below and a percentage of such reduced monthly benefit equal to 50%, 66-2/3%, 75% or 100% (as elected by the Executive and approved by the Corporation) will be paid after the Executive's death to the surviving spouse of the Executive for such spouse's lifetime. Payment to the surviving spouse will begin with the first day of the month next following that in which the Executive's death occurs.

                      (ii) Death Before Payment. If the Executive, having elected with the Corporation's approval the survivor form described in Section 3(d)(i), dies on or after the Executive's Early Retirement Date, and after the Executive's termination of employment, but before retirement payments under this Agreement had begun, such payments will be made to the surviving spouse as though the Executive had begun to receive payments under this Agreement on the day before the Executive's death.

                      (iii) Spouse; Death of Spouse. For purposes of this
Section 3(d), the spouse of the Executive will be the spouse to whom the Executive is lawfully wedded on the earlier of the date of the Executive's death or the date benefit retirement payments under this Agreement to the Executive begin. If such spouse dies:

                            (A) before the date on which payments are to begin
under this Agreement, the retirement benefit payable to the Executive will be the sameas if no election had been made under this Section, or

                            (B) after benefit payments begin under this
Agreement, the retirement benefit to the Executive shall continue reduced as if such death had not occurred, and, upon the Executive's death, no further benefits will be paid hereunder.

                      (iv) Table. The amount of reduced benefit payable under this Section 3(d) will be determined by multiplying the monthly retirement benefit payable to the Executive, as though this Section were not applicable, by the appropriate factor from the following table:


                  Percentage to be continued
                  to surviving spouse...........................      50%      66-2/3%    75%        100%

                  1.  Factor before reflecting
                      adjustment, if any, for
                      difference in ages........................      .9500    .9200      .9000      .8600


                                      - 8 -


                  2.  Adjustment (reduction)
                      for each full year in excess
                      of five years that the
                      surviving spouse is younger
                      than the Executive........................      .0050    .0067      .0075      .0100

                  3.  Adjustment (increase) for
                      each full year in excess
                      of five year that the surviving
                      spouse is older than
                      the Executive ............................      .0050    .0067      .0075      .0100]


[Form D (d) Spousal Survivor Benefit. In lieu of the payment of the Normal Retirement Benefit payments provided in Section 3(a) to (c) above and in lieu of the application of Section 4(b) in its entirety, the Executive may elect to receive, at the times set forth under Sections 3(a) to (c), above, payments in accordance with this Section 3(d). An election to receive payments in accordance with this Section 3(d) must be made in writing no later than the later of (A) the 60th day preceding the Executive's termination of employment, or (B) the last day of any shorter notice period of termination provided by the Corporation. Such election is subject to approval by the Corporation and is to be in such form as prescribed by the Corporation.

                      (i) Form. Under the election described above, the monthly retirement benefit otherwise payable to the Executive during the Executive's lifetime will be reduced in accordance with the table set forth in Section 3(d)(iv) below and a percentage of such reduced monthly benefit equal to 50%, 66-2/3%, 75% or 100% (as elected by the Executive and approved by the Corporation) will be paid after the Executive's death to the surviving spouse of the Executive for such spouse's lifetime. Payment to the surviving spouse will begin with the first day of the month next following that in which the Executive's death occurs.

                      (ii) Death Before Payment. If the Executive, having elected with the Corporation's approval the survivor form described in Section 3(d)(i), dies on or after the Executive's Early Retirement Date, and after the Executive's termination of employment, but before retirement payments under this Agreement had begun, such payments will be made to the surviving spouse as though the Executive had begun to receive payments under this Agreement on the day before the Executive's death.

                      (iii) Spouse; Death of Spouse. For purposes of this
Section 3(d), the spouse of the Executive will be the spouse to whom the Executive is lawfully wedded on the earlier of the date of the Executive's death or the date benefit retirement payments under this Agreement to the Executive begin. If such spouse dies:

                            (A) before the date on which payments are to begin
under this Agreement, the retirement benefit payable to the Executive will be the same as if no election had been made under this Section, or

                            (B) after benefit payments begin under this
Agreement, the retirement benefit to the Executive shall continue reduced as if such death had not occurred, and, upon the Executive's death, no further benefits will be paid hereunder.

                      (iv) Table. The amount of reduced benefit payable under this Section 3(d) will be determined by multiplying the monthly retirement benefit payable to the Executive, as though this Section were not applicable, by the appropriate factor from the following table:


                  Percentage to be continued
                  to surviving spouse...........................      50%      66-2/3%     75%        100%

                  1.   Factor before reflecting
                       adjustment, if any, for
                       difference in ages.......................      .9500    .9200       .9000      .8600

                  2.   Adjustment (reduction)
                       for each full year in excess
                       of five years that the
                       surviving spouse is younger
                       than the Executive.......................      .0050    .0067       .0075      .0100

                  3.   Adjustment (increase) for
                       each full year in excess
                       of five year that the surviving
                       spouse is older than
                       the Executive ...........................      .0050    .0067       .0075      .0100]


[Form E (d) Spousal Survivor Benefit. In lieu of the payment of the Normal Retirement Benefit payments provided in Section 3(a) to (c) above and in lieu of the application of Section 4(b) in its entirety, the Executive may elect to receive, at the times set forth under Sections 3(a) to (c), above, payments in accordance with this Section 3(d). An election to receive payments in accordance with this Section 3(d) must be made in writing no later than the later of (A) the 60th day preceding the Executive's termination of employment, or (B) the last day of any shorter notice period of termination provided by the Corporation. Such election is subject to approval by the Corporation and is to be in such form as prescribed by the Corporation.

                      (i) Form. Under the election described above, the monthly retirement benefit otherwise payable to the Executive during the Executive's lifetime will be reduced in accordance with the table set forth in Section 3(d)(iv) below and a percentage of such reduced monthly benefit equal to 50%, 66-2/3%, 75% or 100% (as elected by the Executive and approved by the Corporation) will be paid after the Executive's death to the surviving spouse of the Executive for such spouse's lifetime. Payment to the surviving spouse will begin with the first day of the month next following that in which the Executive's death occurs.

                      (ii) Death Before Payment. If the Executive, having elected with the Corporation's approval the survivor form described in Section 3(d)(i), dies on or after the Executive's Early Retirement Date, and after the Executive's termination of employment, but before retirement payments under this Agreement had begun, such payments will be made to the surviving spouse as though the Executive had begun to receive payments under this Agreement on the day before the Executive's death.

                      (iii) Spouse; Death of Spouse. For purposes of this
Section 3(d), the spouse of the Executive will be the spouse to whom the Executive is lawfully wedded on the earlier of the date of the Executive's death or the date benefit retirement payments under this Agreement to the Executive begin. If such spouse dies:

                            (A) before the date on which payments are to begin
under this Agreement, the retirement benefit payable to the Executive will be the same as if no election had been made under this Section, or

                            (B) after benefit payments begin under this
Agreement, the retirement benefit to the Executive shall continue reduced as if such death had not occurred, and, upon the Executive's death, no further benefits will be paid hereunder.

                      (iv) Table. The amount of reduced benefit payable under this Section 3(d) will be determined by multiplying the monthly retirement benefit payable to the Executive, as though this Section were not applicable, by the appropriate factor from the following table:

                  Percentage to be continued
                  to surviving spouse...........................       50%      66-2/3%     75%        100%

                  1.  Factor before reflecting
                      adjustment, if any, for
                      difference in ages........................       .9500    .9200       .9000      .8600

                  2.  Adjustment (reduction)
                      for each full year in excess
                      of five years that the

                                     - 11 -


                  Percentage to be continued
                      surviving spouse is younger
                      than the Executive........................       .0050    .0067       .0075      .0100

                  3.  Adjustment (increase) for
                      each full year in excess
                      of five year that the surviving
                      spouse is older than
                      the Executive ............................       .0050    .0067       .0075      .0100]



         4. Death Benefits.

                  (a) Death Prior to Termination of Employment. If the Executive dies while employed by the Corporation, a monthly amount equal to the Projected Normal Retirement Benefit shall be payable to the Executive's designated beneficiary for a period of 90 months commencing as of the first day of the first month next following the Executive's death.

                  (b) Death After Termination of Employment. In the event the Executive who has attained Early Retirement Date dies after terminating employment, a monthly amount equal to the Executive's Normal Retirement Benefit shall be payable to the Executive's designated beneficiary as follows:

                      (i) if the Executive's death occurs before payment has begun, payment shall be made for the 120-month period commencing as of the first day of the first month next following the E executive's death;

                      (ii) if the Executive's death occurs after payment has begun but before the end of the 120-month period commencing on the date on which payment first began, payment shall be made for the remainder of such 120-month period; or

                      (iii) if the Executive's death occurs after payment has begun but after the end of the 120-month period commencing on the date on which payment first began, the Company shall not be obligated to make any further payments.

                  (c) Payment to Designated Beneficiary. In the event that the Executive does not designate a beneficiary, or if the Executive's designated beneficiary does not survive the Executive, then the benefits payable under paragraph (a) or (b) above shall be paid to the Executive's estate in a single lump sum payment (as determined by using the actuarial methods and assumptions then in effect under the Anchor Advanced Products, Inc. Pension Plan for Salaried Employees). In the event that the Executive's designated beneficiary dies after payment has begun but before the end of the payment period set forth in paragraph (a) or (b) above, as applicable, then any remaining benefits payable under this Section 4 shall be payable to such beneficiary's estate.

                  (d) Death Prior to Early Retirement Date. In the event the Executive dies after terminating employment but prior to the Executive's Early Retirement Date, no payments shall be due under this Agreement and the Company shall not be obligated to make any payments under this Agreement.

         5. Benefits Payable Upon Certain Corporate Events. Notwithstanding any other provision of this Agreement to the contrary, the Executive shall be entitled to benefits under this Section 5 if the conditions described in (a) and
(b) below occur:

                  (a) the merger, reorganization or consolidation of the Corporation with or into any other corporation or entity; or the Corporation sells substantially all of its business or assets to any other corporation or entity; or the exchange of all or substantially all of the assets of the Corporation for the securities of any other corporation or entity; or the acquisition by any other corporation or entity of 50% or more of the Corporation's then outstanding shares of voting stock; and

                  (b) the successor corporation or other entity described in
(a), above, does not expressly assume in writing the obligations and liabilities under this Agreement.

In such event, the Executive shall receive an immediate single lump sum payment in an amount equal to the actuarial equivalent of the Executive's Normal Retirement Benefit as determined by using the actuarial methods and assumptions then in effect under the Anchor Advanced Products, Inc. Pension Plan for Salaried Employees.

         6. Withholding Taxes. The Corporation may withhold from any amounts payable to the Executive under this Agreement all applicable federal, state, city or other taxes.

         7. Miscellaneous Provisions.

                  (a) Affiliates. For purposes of this Agreement, the term "Corporation" shall be deemed to include any corporation which is a member of the same controlled group within the meaning of Section 414(b) of the Code or is under common control within the meaning of Section 414(c) of such Code with the Corporation and any other business for which the Executive performs services at the request of the Corporation.

                  (b) Right to Terminate Employment. Nothing contained in this Agreement shall restrict any right which the Corporation may have to terminate the employment of the Executive at any time, with or without cause.

                  (c) No Claim Against Assets. Nothing in this Agreement shall be construed as giving the Executive any claim against any specific assets of the Corporation or as imposing any trustee relationship upon the Corporation in respect of the Executive. The Corporation shall not be required to segregate any of its assets in order to provide for the satisfaction of its obligations hereunder, and the Executive's rights under this Agreement shall be limited to those of an unsecured general creditor of the Corporation.

                  (d) Mental or Physical Incompetency. If the Executive or any person entitled to benefits under this Agreement is incompetent by reason of physical or mental disability, as established by a court of competent jurisdiction, the Corporation shall cause all payments thereafter becoming due to such person to be made to such person's legal guardian or representative for such person's benefit, without responsibility to follow the application of amounts so paid. Payments made pursuant to this paragraph (d) shall completely discharge the Corporation.

                  (e) Notice. All notices, requests, demands and other communications required or permitted to be given by either party to the other party by this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or received by certified or registered mail, return receipt requested, postage prepaid, at the address of the other party, as follows:

                  To the Corporation:
                  -------------------

                  Anchor Advanced Products, Inc.
                  1111 Northshore Drive, Suite 600
                  Knoxville, Tennessee 37919-5300
                  Attention:

                  To the Executive:
                  -----------------

                  At the address indicated under the Executive's signature.

                  The parties may change the addresses listed above by providing notice to the other party in accordance with the requirements of this paragraph
(e).

                  (f) Entire Agreement; Amendment. This Restated and Amended Supplemental Executive Retirement Benefits Agreement contains the entire agreements, understandings, warranties and representations by and between the parties hereto with respect to the benefits described hereunder and supersedes any and all existing agreements between the Executive and the Corporation relating to the benefits described hereunder. This Agreement may not be amended, modified or terminated except by a written agreement signed by both parties.

                  (g) Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

                  (h) Assignment. Except as otherwise provided in this Agreement, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, representatives, successors and assigns. This Agreement shall not be assignable by the Executive, and shall be assignable by the Corporation only to any financially solvent entity resulting from the reorganization, merger or consolidation of the Corporation with any other entity or any entity to or with which the Corporation's business or substantially all of its business or assets may be sold, exchanged or transferred. Any assignment made in violation of this paragraph shall be null and void.

                  (i) Applicable Law. This Agreement shall at all times be governed by and construed, interpreted and enforced in accordance with the laws of the State of Delaware (but without regard to Delaware laws with respect to choice of laws).

                  (j) Severability. If any term or provision of this Agreement or the application hereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

                  (k) Headings. Section headings are used herein for convenience of reference only and shall not affect the meaning of any provision of this Agreement.


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year set forth below.


                                             ANCHOR ADVANCED PRODUCTS, INC.


                                             By:
                                                 -------------------------------

                                             Title:
                                                    ----------------------------

                                             EXECUTIVE


                                             Printed Name:
                                                           ---------------------

                                             Signature:
                                                        ------------------------

                                             Date:
                                                   -----------------------------

                                             Address:
                                                      --------------------------

                                                      --------------------------

                                                      --------------------------

                  [Anchor Advanced Products, Inc. Letterhead]


                                                          May 7, 1996


     Re:  Supplemental Executive Retirement Benefits Agreement
          Restated and Amended November 25, 1994
          ----------------------------------------------------


Dear        :

          With reference to the Supplemental Executive Retirement Benefits Agreement Restated and Amended November 25, 1994 (the "Agreement") between you and Anchor Advanced Products, Inc. (the "Corporation"), a copy of which is attached to this letter, in consideration of the continued performance of your valuable service to the Corporation and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Corporation proposes to modify the Agreement as stated in this letter.

          For purposes of determining "Credited Service," "attained age" or any other matter under the Agreement (other than for Sections 1(a) and 2(b) and for determinations respecting the table in Section 3(d)(iv)), the date of the cessation of your employment with the Corporation for any reason other than for Cause will be the later of (1) December 31, 1998,** or (2) the actual date on which your employment with the Corporation ceases.

          The terms used in this letter, signified by capital letters or quotation marks, shall have the same meanings as given to such terms in the Agreement. Except as modified by this letter, all of the terms and conditions of the Agreement shall remain in full force and effect and the Agreement, as so modified, may be further amended only by a writing between the parties making specific reference to the Agreement.

          If you agree to the above modification of the Agreement, please so indicate by signing the enclosed copy of this letter in the space provided and returning the copy to the undersigned.

------------------

**December 31, 1998 for Messrs. Olmstead and Parkey;
  December 31, 1997 for Messrs. Viglione and Kyker and Ms. Best

Mr. Scott Schoen*** at the Thomas H. Lee Company, whereupon the Agreement shall become modified as set forth in this letter.


                                     Very truly yours,

                                     ANCHOR ADVANCED PRODUCTS, INC.


                                     By: ****
                                             -----------------------------------
                                             Scott A. Schoen,
                                             Director, on behalf of its Board of
                                             Directors


                                     By:
                                         ---------------------------------------
                                             Francis H. Olmstead, Jr.
                                             Chairman, President and CEO


Modification of Agreement
as set forth in this letter
is agreed to:

By:( )
      -------------------------------

Date:
      -------------------------------


/cb
Enclosure


--------------------

*** To be returned to Mr. Olmstead at the Corporation by all recipients except
    Mr. Olmstead.

****To be signed by Mr. Schoen only for the letter to be received by Mr.
    Olmstead. All others to be signed by Mr. Olmstead only.